Exhibit 99.1

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements reflect the current views of the management of Equity Bancshares, Inc. (“Equity,” “we,” “us,” “our,” “the company”) with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; the possibility that the expected benefits related to the proposed transaction with NBC Corp. of Oklahoma (“NBC”) may not materialize as expected; the proposed transaction not being timely completed, if completed at all; prior to the completion of the proposed transaction, the business of NBC experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, difficulty retaining key employees; the ability to obtain regulatory approval of the NBC transactions; and the ability to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all; and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2025, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES  This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.  Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation.  Numbers in the presentation may not sum due to rounding. Forward Looking Statements

Equity Bancshares, Inc.| NYSE: EQBK Market Cap as of 5/1/2025 Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. Compound Annual Growth Rate since EQBK was founded in 2002 Strategic Execution Of Acquisitions SCALE 12 Completed Bank Acquisitions SINCE IPO 2002 2008 2015 Q1 2025 START-UP 4 acquisitions GROWTH 4 acquisitions IPO $380M $5.4B 26.4% Compound Annual Growth Rate3 Overview $5.4B Assets $3.6B Loans $4.4B Deposits $676M Market Cap1 10.13% TCE/TA2 14.70% CET 1 18.32% TRBC $31.07 TBVPS2 $1.6B NBC OKLAHOMA Merger Announced on April 2, 2025

Leadership Team Brad Elliott Equity Bancshares, Inc. Chairman & CEO Years in Banking: 36 Founded Equity Bank in 2002 2018 EY Entrepreneur of the Year National Finalist 2014 Most Influential CEO, Wichita Business Journal Chris Navratil Chief Financial Officer Years in Banking: 14 Promoted to Chief Financial Officer in August 2023. Previously served as Bank CFO and prior to Equity, spent 7 years within the Financial Institution Audit Practice with Crowe LLP Brett Reber General Counsel Years in Law: 37 Prior to joining Equity Bank, he served as Managing Member of the Wise & Reber, L.C. law firm. Brett has practiced corporate and business law for over 30 years. David Pass Chief Information Officer Years in Banking: 24 Previously served in IT leadership positions at UMB Financial Corporation and CoBiz Financial. Rick Sems Equity Bank CEO Years in Banking: 25 Announced as Equity Bank CEO in May 2024. Joined Equity Bank as President in May 2023. Prior to joining, Rick served as Chief Banking Officer of First Bank in St. Louis and President & CEO of Reliance Bank Julie Huber Chief Operating Officer Years in Banking: 35 Announced as Chief Operating Officer in May 2024. Served in variety of leadership roles in her time at Equity Bank including overseeing our operations, HR, compliance functions and sales and training, and as managed the integration process for each acquisition. Kryzsztof Slupkowski Chief Credit Officer Years in Banking: 12 Promoted to Chief Credit Officer in September 2023. Served as Metro Market CCO since 2018, previously served in various credit function at Commerce Bancshares. Ann Knutson Chief Human Resources Officer Years in Banking: 17 Previously served in human resource leadership positions at Bank Five Nine and Summit Credit Union

Organic Growth Strategic Mergers & Acquisitions Disciplined Credit Standards Effective Balance Sheet & Capital Management EPS & Tangible Book Value Growth Our guiding principles and commitment to entrepreneurial spirit are part of our longstanding framework for delivering shareholder value Our Value Proposition

Robust Acquisition Opportunities Asset Size <$300M $300M - $1B $1B - $2B Kansas 132 48 8 Missouri 113 60 18 Arkansas 30 28 9 Oklahoma 97 55 14 Nebraska 83 44 13 Iowa 137 70 16 Total 593 305 78 EQBK Locations NBC Locations Core Markets Potential Markets of Expansion Number of Banks < $2B in Assets Over 950 banks with assets less than $2B in our operating footprint and potential markets of expansion

Record of M&A Execution Note: Transaction impact assumes cost savings are fully realized. 1) FDIC deal closed on date of announcement. First Ind. Corp. Community First Bancshares Prairie State Bancshares Eastman National Bancshares Cache Holdings, Inc. Kansas Bank Corporation Adams Dairy Bancshares City Bank & Trust Company Almena State Bank American State Bancshares, Inc. Rockhold Bancorp. Kansasland Bancshares, Inc. Total Assets ($m) $135 $463 $147 $261 $325 $322 $111 $157 $71 $781 $406 $52 Ann. Date 7/28/2015 7/14/2016 10/20/2016 7/17/2017 7/17/2017 12/18/2017 12/18/2017 6/12/2018 10/23/2020 5/17/2021 12/6/2023 4/22/2024 Days to Close 73 119 141 116 116 137 137 72 N/A1 137 65 70 Days to Convert At Close At Close At Close At Close At Close At Close At Close 126 85 At Close 157 124 PRICING MULTIPLES P / TBV 1.05x 1.53x 1.40x 1.76x 1.77x 1.41x 1.53x 1.41x N/A 1.11x 1.27x NM Core Deposit Premium 0.8% 6.7% 6.6% 9.8% 11.0% 6.3% 7.7% 6.1% 1.0% 1.2% 2.8% NM TRANSACTION IMPACT EPS Impact 11% 26% 5% 9% 7% 3% 1% 5% 2% 16% 12% 1% TBV Impact Accretive (9%) (1%) (3%) (2%) (2%) (1%) (2.8%) Accretive (3.7%) (3.4%) (0.03%) TBV Earnback Bargain Purchase 3.5 yrs 1.4 yrs 2.8 yrs 2.8 yrs 2.8 yrs 2.7 yrs 2.8 yrs Bargain Purchase 2.9 yrs 1.3 yrs 0.3 yrs

Stock Performance Source: S&P Capital IQ, Market Data as of 5/12025 SHARE PRICE $38.65 AS OF 5/1/2025 5-YEAR CHANGE 140.06% Vs. 55.10% on KRX 1-YEAR CHANGE 13.21% Vs. 9.45% on KRX EQUITY BANCSHARES, INC. KRX NASDAQ BANKING INDEX MARKET CAP PRICE / TBV PRICE / 2025 EPS DIVIDEND YIELD $676M 1.25x 10.38x 1.52%

Total Assets Past Results are not necessarily indicative of future performance. Figures presented represent forward looking statements and are not guarantees of future performance and are subject to certain risks, assumptions and uncertainties that are difficult to predict. Please see the forward-looking statements disclaimers at the beginning of the presentation. MRQ 14.27% CAGR Since IPO 6.19% 5-year CAGR 2019Y-2024Y 5-Year CAGR IPO CAGR GROWTH FUELED BY ORGANIC PRODUCTION AND STRATEGIC M&A

Low-cost Core Deposits Source: S&P Capital IQ. Proxy Peer Group consists of 19 banks. Based on Q1 2025. If Q1 2025 data was not available, FY 2024 was used. Cost of Total Deposits Proxy Peer Median Cost of IB Deposits Proxy Peer Median

Yield Source: S&P Capital IQ. Proxy Peer Group consists of 19 banks. Based on Q1 2025. If Q1 2025 data was not available, FY 2024 was used. Yield on Total Loans Proxy Peer Median Yield on Interest-earning Assets Proxy Peer Median

Credit Concentration Source: Y9C – Loans and Leases HC-C Non-Owner Occupied CRE Non-Farm / Non-Residential Multi-Family Construction

Tangible Book Value per common share. Non-GAAP Measure. For a reconciliation of Non-GAAP measures, please see appendix. AOCI Impact TBVPS TBVPS Ex. AOCI Tangible Book Value Per Share | IPO to Current Tangible Book Value Per Share | Quarter over Quarter Walk 8.18% CAGR Ex. AOCI Tangible Book Value increased $1.00 in Q1 2025 to $31.07 Since IPO, Tangible Book Value increased has increased $15.10 to $31.07 Tangible Book Value Per Share1 Q4 Q1 Q1

Combined Company Profile

Pro Forma Balance Sheet Highlights[1]

(at Close)

$6.4B Total Assets	**$4.3B** Total Loans	**$5.3B** Total Deposits
9.2% TCE/TA	**13.4%** CET 1	**16.2%** TRBC

EQUITY BANCSHARES, INC. + NBC

Pro Forma Footprint

#9 Oklahoma Market Rank[2]	**1.58%** Deposit Market Share[2]	**~$1.3B** Total Deposits

COMBINED 15 ACROSS **OKLAHOMA**

OKLAHOMA 2nd LARGEST MARKET


KANSAS
MISSOURI
OKLAHOMA
ARKANSAS
EQUITY BANK
NBC OKLAHOMA

1) Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction related expenses; see Appendix for Pro Forma reconciliations. Pro Forma data is subject to various assumptions and uncertainties. See disclaimer "Forward Looking Statements" and slide 8 for key financial assumptions.
2) Source: S&P Global Market Intelligence, Deposit Market data as of 6/30/24. Market rank is based on counties with a EQBK / NBC physical presence

Equity Bancshares, Inc. | 15

Compelling Pro Forma Financial Impact Note: Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction related expenses; see Appendix for Pro Forma reconciliations. Pro Forma data is subject to various assumptions and uncertainties. See disclaimer "Forward Looking Statements" and slide 8 for key financial assumptions. Earnings Impact 4.6% 2025E EPS Impact 12.4% 2026E EPS Impact Tangible Book Value Impact (5.0)% Tangible Book Value Dilution <3 Years Tangible Book Value Earnback Pro Forma Consolidated Capital at Close 9.2% Tangible Common Equity / Tangible Assets 10.9% Leverage Ratio 13.4% Common Equity Tier 1 16.2% Total Risk-based Capital

Pro Forma Loan & Deposit Composition Note: EQBK Loan and Deposit Data per GAAP filings; NBC Oklahoma Loan and Deposit Data per bank level regulatory filings (1) Excludes purchase accounting adjustments; Estimated as of 12/31/2024; Yield/Cost per most recent quarter Yield: 6.68% $682M Cost: 2.44% $816M PRO FORMA(1) Yield: 7.07% $4.2B Cost: 2.07% $5.2B DEPOSITS Yield: 7.15% $3.5B Cost: 2.00% $4.4B LOANS

Outlook

NOTE: Figures presented in this outlook represent forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Please see Special Note Concerning Forward-Looking Statements and Focus Variables for Outlook and Forecast 1) Exclusive of Day-1 Provision 2) Core Non-interest Expense. Excludes merger expenses 1st QUARTER 2025 RESULTS ESTIMATES $4,143M $4,300 – 4,350M Avg. Deposits $3,575M $3,525 – 3,600M Avg. Loans $4,771M $4,750 – 4,850M Avg. Earning Assets 4.27% 3.95 – 4.05% Net Interest Margin $2.7M $0.5 – 1.5M Provision For Credit Losses1 $10.3M $8 – 9M Non-interest Income $38.9M $36 – 39M Core Non-interest Expense2 20.2% 20 – 22% Effective Tax Rate FORWARD LOOKING 2nd QUARTER 2025 EQBK + NBC FY 2025E $4,150 – 4,300M $4,750 – 4,900M $3,600 – 3,700M $4,000 – 4,100M $4,800 – 4,900M $5,200 – 5,400M 4.05 – 4.10% 4.10 – 4.20% $0.5 – 1.5M $2.5 – 6.5M $8.25 – 9.0M $35 – 38M $36 – 39M $161 – 167M 18 – 22% 20 – 22% Outlook on Key Business Drivers

2025 1st Quarter Financial Results

1st Quarter 2025 | Financial Highlights Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. 2025 2024 2024 Earnings & Profitability Q1 Q4 Q3 Earnings Per Share | Core Earnings Per Share1 $0.85 | $0.90 $1.04 | $1.10 $1.28 | $1.32 Book Value Per Share | TBV Per Share1 $35.23 | $31.07 $34.04 | $30.07 $32.97 | $28.38 Net Income | Core Net Income1 $15.0M | $16.0M $16.9M | $17.8M $19.9M | $20.4M Net Interest Margin 4.27% 4.17% 3.87% Efficiency Ratio1 62.43% 63.02% 52.59% ROAA | Core ROAA 1 1.17% | 1.24% 1.31% |1.37% 1.52% | 1.56% ROAE | Core ROATCE 1 10.07% | 12.14% 12.67% | 15.29% 16.27% | 19.58% Balance Sheet & Capital Total Loans $3.6B $3.5B $3.6B Total Deposits $4.4B $4.4B $4.4B Total Equity / Total Assets | TCE / TA1 11.34% |10.13% 11.12% | 9.95% 9.41% | 8.21% CET 1 Capital Ratio 14.70% 14.51% 11.37% Total Risk-based Capital Ratio 18.32% 18.07% 14.78% Asset Quality Provision for Credit Losses $2.7M $0.0M $1.2M NCOs / Avg. Loans 0.02% 0.04% 0.18% NPAs / Total Assets 0.51% 0.65% 0.60% Classified Assets / Regulatory Capital 10.24% 12.00% 8.32% $16.0M Core Net Income1 $0.90 Core Earnings Per Share1 $4.4B Total Deposits $3.6B Gross Loans

Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. Core Return On Average Tangible Common Equity1 Core Return on Average Assets1 Efficiency Ratio1 TCE / TA Excluding AOCI1 Performance Metrics

Primary Drivers Net Interest Income Noninterest Income Rate Protection Noninterest Expense Provision for Credit Losses Net interest income was $50.3 million for the period, as compared to $49.5 million for previous quarter. Adjusting the stated number for non-recurring nonaccrual reversals and excess prepayment fee realization of $2.3 million in the current quarter and $1.5 million in the prior quarter, net interest income was $48.0 for each. A larger balance sheet and margin offset the day count variance in the period. Total non-interest income was $10.3 million for the quarter, as compared to $8.8 million linked quarter. Current quarter includes a $1.7 million comparative improvement in benefit from Bank Owned Life Insurance as we realized a death benefit during the period. Excluding this periodic change Noninterest income was down $200 thousand due to seasonally consistent soft results in service charges, mortgage and insurance revenues. Proactive effort to book variable rate assets subject to floor levels. Total non-interest expense for the quarter was $39.0 million as compared to $37.8 million for the previous quarter. The comparative increase during the period was driven by beginning of the year payroll dynamics as well as comparatively higher incentive accruals to account for positive earnings during the period. Excluding these items, non-interest expense was effectively flat quarter-over-quarter. $2.6 million in the provision for credit losses was realized in the quarter. While charge-off results were muted, the increase is due to loan growth coupled with increased economic uncertainty attributable to recent trad policy announcements. Allowance to total loans closed the quarter at 1.26%, up 3 bps to prior quarter reflecting the increased economic risk. Quarter over Quarter Walk Q4 Q1 Net Income Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. 1 Q1 1

Profitability Noninterest income is adjusted to exclude and gain/(loss) on securities transactions Revenue Composition1 Profitability Ratios1

Primary Drivers Deposits Cost of Deposits Loan Yield Investment Yield Borrowings Noninterest-bearing deposits constitute 21.6% of total deposits. Cost of total deposits decreased 9bps and cost of interest-bearing deposits decreased 13bps in the quarter. Loan yield increased 1bps quarter-over-quarter, driven by purchase accounting and non-accrual impacts, offsetting 11bps lower coupon yield quarter-over-quarter. Investment yield increased 4bps quarter-over-quarter due to a comparatively shorter period. Borrowing balances increased during the quarter, with interest expense impact offset by decreased deposit costs. Quarter over Quarter Walk Net Interest Margin Quarter over Quarter +10bps Net Interest Income 4.17% Q4 4.27% Q1 Q4 Q1

Current Deposit Composition Core Deposits excludes brokered & listing service deposits Trending Deposit Composition & Loan To Deposit Ratio Core Deposits1 / Total Deposits Strong Core Deposit Franchise

Yield Analysis1 Q3 2024 Q4 2024 Q1 2025 Fed Funds Effective Rate 5.33% 4.65% 4.33% Change Since Beginning of Rate Cycle – Sept 2024 -0.07% -0.68% -1.00% Loan Coupon 25% 28% IB Deposits 41% 41% Total Deposits 31% 30% Yield / Cost Components Loan Coupon exclusive of the impact of derivatives, purchase accounting, non-accrual, mortgage premium amort, and loan fees Cost Analysis Cumulative Betas

Total Classified Assets $63.9M Total Classified Assets / Total Bank Regulatory Capital 10.24% Net Charge-offs Annualized / Average Loans 0.08% Total Loans & Yield on Loans Diversified Loan Portfolio Current Loan Composition

Nonperforming Assets1,2 Total Reserve Ratio OREO & Other Rep. Assets excludes Bank owned branch assets, totaling $1.1M, classified as Other Real Estate Owned within the Statements of Condition. NPAs / Assets Includes loans 90+ days past due which are not highlighted in the table. Net Charge-offs / Average Loans Classified Assets Asset Quality Trends | Quarterly

OREO & Other Rep. Assets excludes Bank owned branch assets, totaling $1.1M, classified as Other Real Estate Owned within the Statements of Condition. NPAs / Assets Includes loans 90+ days past due which are not highlighted in the table. Net Charge-offs / Average Loans Classified Assets Nonperforming Assets1,2 Total Reserve Ratio Asset Quality Trends | Annual

Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. EQBK Well Capitalized CAPITAL PRIORITIES Maintain well capitalized regulatory levels Capacity for organic growth Merger & acquisitions Dividend payout ratio targeted at 10-20% Common stock repurchases Dividends Declared Per Share & Dividend Payout Ratio Shares Repurchased & Weighted Avg. Price Per Share NO REPURCHASES IN Q1 2025 1 Thousands Capital Management THE COMPANY’S CAPITAL RATIOS ARE WELL CAPITALIZED LEVELS AS OF 3/31/2025

Focus Variables for Outlook & Forecast OUR OUTLOOK REQUIRES CLARITY AROUND CERTAIN VARIABLES, INCLUDING: ECONOMIC ENVIRONMENT CUSTOMER NEEDS COST OF FUNDING COMPETITIVE MARKET INVESTMENT OPPORTUNITIES POLITICAL ENVIRONMENT Business activity creates opportunity for lending and deposit growth. Current macro-environment response and resolution will be a significant driver. Directly related to credit quality as well as trust in our business. Impacts rates on our product offerings and applies pressure to earnings. Must be able to manage cost and profit yields effectively. Providing customers with rates and services that are competitive with our peers. Irrational operators may have short term impact on opportunities. Growth strategy must be flexible to the other variables that affect our investment options. U.S. politics affect banking regulations, international relationships, tax policies and more.

Our Markets Source: S&P Capital IQ, Deposit Market data as of 6/30/24. Market rank is based on counties with a EQBK physical presence. Kansas Market Rank #8 Deposits $2.5B Deposit Market Share 3.80% Missouri Market Rank #7 Deposits $1.1B Deposit Market Share 1.89% Oklahoma Market Rank #15 Deposits $536M Deposit Market Share 1.63% Arkansas Market Rank #9 Deposits $317M Deposit Market Share 2.72%

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